EVERY STEP OF THE WAY © 2022 Charles River Laboratories International, Inc. JP Morgan 40th Annual Healthcare Conference James C. Foster Chairman, President & Chief Executive Officer Charles River Laboratories January 11, 2022

EVERY STEP OF THE WAY Safe Harbor Statement Caution Concerning Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements about the impact of the COVID-19 pandemic for our business, financial condition and results of operations, including the long-term growth prospects and as compared to other companies, and the prospects for recovery therefrom;; our projected 2021 and 2022 financial performance, , and other future financial performance (including without limitation, revenue and revenue growth rates, including organic revenue growth rates and our ability to achieve our target growth rates, the percentage of revenue to be comprised of capex and the associated growth and business drivers for each of our businesses, operating income and margin, earnings per share, capital expenditures, operating and free cash flow, net interest expense, effective tax rate, foreign exchange rates, and leverage ratios) whether reported, constant currency, organic, and/or factoring acquisitions (including synergies), with respect to Charles River as a whole and/or any of our reporting or operating segments or business units; our annual guidance and longer-term targets; the assumptions that form the basis for our revised annual guidance; the expected performance of our venture capital and other strategic investments; our ability to meet or exceed our investment criteria; the future demand for drug discovery, development, and CDMO products and services, and our intentions to expand those businesses, including our investments in our portfolio; the impact of foreign exchange; our expectations regarding stock repurchases and debt repayment; the development and performance of our services and products; market and industry conditions including industry consolidation, outsourcing of services and identification of spending trends by our clients and funding available to them;; our predictions regarding market growth and addressable market sizes for our businesses; our business strategy, including with respect to mergers and acquisitions, capital deployment leverage, and our expansion efforts and strategic imperatives in relation to each of our businesses; our success in identifying, consummating, and integrating, and the impact of, our acquisitions on the Company, our service offerings, client perception, strategic relationships, synergies, and our ability to increase client overlap; our strategies to strengthen our portfolio and enhance value for our clients and shareholders; our expectations regarding the financial performance of the companies we have acquired; our strategic agreements with our clients and opportunities for future similar arrangements; our ability to obtain new clients in targeted market segments and/or to predict which client segments will be future growth or business drivers; our ability to manage staffing levels, including associated increased costs; the impact of our investments in specified business lines, products, sites and geographies; and Charles River’s future performance as otherwise delineated in our forward-looking guidance. Forward-looking statements are based on Charles River’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the COVID-19 pandemic, its duration, its impact on our business, results of operations, financial condition, liquidity, business practices, operations, suppliers, third party service providers, clients, employees, industry, ability to meet future performance obligations, ability to efficiently implement advisable safety precautions, and internal controls over financial reporting; the COVID-19 pandemic’s impact on client demand, the global economy and financial markets; the ability to successfully integrate businesses we acquire (including CDMO services through Cognate BioServices and Vigene Biosciences and risks and uncertainties associated with CDMO products and services, which are in areas that the Company did not previously operate); the timing and magnitude of our share repurchases; negative trends in research and development spending, negative trends in the level of outsourced services, or other cost reduction actions by our clients; the ability to convert backlog to revenue; special interest groups; contaminations; industry trends; new displacement technologies; USDA and FDA regulations; changes in law; the impact of Brexit; continued availability of products and supplies; loss of key personnel; interest rate and foreign currency exchange rate fluctuations; changes in tax regulation and laws; changes in generally accepted accounting principles; and any changes in business, political, or economic conditions due to the threat of future terrorist activity in the U.S. and other parts of the world, and related U.S. military action overseas. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Charles River's Annual Report on Form 10-K as filed on February 17, 2021 and in its Quarterly Report on Form 10-Q as filed on November 3, 2021, as well as other filings we make with the Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Charles River, and Charles River assumes no obligation and expressly disclaims any duty to update information contained in this presentation except as required by law. This presentation includes discussion of non-GAAP financial measures. We believe that the inclusion of these non-GAAP financial measures provides useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of often one-time charges, consistent with the manner in which management measures and forecasts the Company’s performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. The company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations. In accordance with Regulation G, you can find the comparable GAAP measures and reconciliations to those GAAP measures on our website at ir.criver.com. Regulation G The Company is presently in quiet period pending its fourth-quarter and full-year 2021 earnings release in February 2022. As a result, the Company will not comment on its financial performance for the fourth quarter of 2021. Quiet Period Disclaimer

EVERY STEP OF THE WAY CRL worked on >85% of FDA- approved novel drugs in 2021, including 100% of CNS drugs and >90% of oncology drugs Doubled revenue and non-GAAP EPS since 2015 (1) Low- Double- Digit CRL organic revenue growth expected 2021E-2024E(2) 89 Novel molecules originated for clients since 1999 >$4B Invested >25 acquisitions over last ~10 years (3) Meeting or exceeding our investment criteria A Leading Contract Research & Manufacturing Organization #1 Position in Research Models, Safety Assessment & Microbial Solutions ~$20B Outsourced addressable market 3 (1) Revenue and non-GAAP EPS increases from FY 2015 to FY 2020. (2) Represents 2024 financial target issued at May 2021 Investor Day. (3) Cumulative purchase prices for acquisitions since 2012.

Charles River Overview

- A leading drug discovery, non-clinical development, and manufacturing company
  - Revenue of $3.4B (LTM Sept. 2021)
- Ability to work with clients to discover new drugs and move downstream with them throughout non-clinical development and to support their safe manufacture
- Each commercial client account below 4% of total revenue
- A multinational company with ~20,000 employees worldwide
- ~120 facilities strategically located in >20 countries, proximate to our major client hubs

Client Base(1)


Academic/
Gov't
11%
Globals
29%
Other (2)
17%
Biotech
43%

Geographic Revenue(1)


Asia-
Pac
5%
Europe
30%
North
America
65%

See ir.criver.com for reconciliations of GAAP to non-GAAP results.

(1) Based on CRL's LTM September 2021 revenue. Geographic revenue excludes Japan to reflect divestiture of RMS Japan in Oct. 2021.
(2) Other clients include agricultural & industrial chemical, CRO, animal health, life science, CDMO, consumer product, and medical device companies.

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EVERY STEP OF THE WAY The Power of Our Unique Portfolio (1) Based on CRL’s LTM September 2021 revenue and non-GAAP operating income. Not adjusted for RMS Japan and CDMO Sweden divestitures, which do not have a meaningful impact on this business segment revenue/OI breakout. See ir.criver.com for reconciliations of GAAP to non-GAAP results. Only CRO with an integrated, non-clinical portfolio that spans the drug research process from target discovery through market approval Research Models Discovery Services Safety Assessment Manufacturing Discovery Preclinical Phase 1 Phase 2 Phase 3 Commercial Research & Development Continuum 5 RMS with HemaCare & Cellero RMS 20% of Revenue (20% of Non-GAAP OI) Manufacturing 20% of Revenue (26% of Non- GAAP OI) DSA 60% of Revenue (54% of Non-GAAP OI) Business Segments(1)

Research Models & Services (RMS)

- Global leader in breeding and distribution of research models
  - ~1 of every 2 small models sold in Western markets comes from Charles River
    - Largest selection of the most widely used research model strains in the world
  - Expertise in biosecurity supports production of high-quality models, reducing risk to critical research
- Global footprint with facilities strategically located in close proximity to clients
  - Increasing presence in high-growth China market
- Premier provider of services that support the use of research models in discovery/development of new molecules
  - Genetically Engineered Models & Services (GEMS)
  - Insourcing Solutions (IS)
  - Research Animal Diagnostic Services (RADS)
- Acquired human cell businesses HemaCare and Cellero in 2020
  - Enhances RMS segment's growth profile and ability to supply biomaterials to clients to support their cell therapy research, non-clinical development, and manufacturing activities

RMS Share
(including HemaCare/Cellero & IS)



CRL 36%
JAX 24%
Taconic 7%
Inotiv (Envigo) 6%
Janvier 2%
Other 25%

RMS Current Addressable Market Sector: $1.7B
(including HemaCare/Cellero & IS)

Sources: CRL management estimates.
RMS share has been updated for RMS Japan divestiture.

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EVERY STEP OF THE WAY ➢ Build portfolio of innovative research tools to address emerging, high-growth opportunities, such as cell and gene therapies ➢ GEMS increasingly critical role as drug research becomes more complex ➢ IS enables clients to adopt flexible solutions to enhance their operational efficiency (i.e. CRADL) ➢ Price and mix offsetting lower demand for research models in mature markets ➢ Demand for research models in China continues to outpace Western geographies ➢ DSA segment is RMS’s largest client by a wide margin ➢ Enhanced digital enterprise improves efficiency and client experience Research Models and Services (RMS): 20% of Revenue (1) 20% of Non-GAAP Operating Income (1) Research Models and Services Business Drivers (1) Based on CRL’s LTM September 2021 results. See ir.criver.com for reconciliations of GAAP to Non-GAAP results. 7

Discovery Services

- A unique CRO, offering clients a single source for services across the discovery spectrum
  - Engages with clients earlier in the discovery process
- Integrates early discovery, in vitro and in vivo capabilities across multiple drug modalities
  - Extensive medicinal chemistry and structural biology expertise
  - Comprehensive tumor and HTS (high-throughput screening) libraries
  - Pharmacology models for all major disease areas
  - Expertise centered around all major therapeutic areas, with a focus on oncology and CNS
- Early Discovery has discovered 89 novel molecules for clients since its founding in 1999
- Continuing to expand discovery capabilities through M&A, strategic partnerships, and internal investment
  - In 2021, acquired Distributed Bio and Retrogenix to enhance large molecule/antibody and C&GT capabilities

Outsourced Global Discovery Services Market Sector



Other (fragmented)
~50%
Top 4 (incl. CRL)
~50%

~$5-6B Outsourced Market Sector
Low-Double-Digit Growth
~25% Outsourcing Penetration

Sources: Citeline (Pharmaprojects), Visiongain, Kalorama, L.E.K. Consulting, Factiva, Wall Street research, and CRL management estimates.

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Safety Assessment Services

- Global leader in both non-regulated (non-GLP) and regulated (GLP) safety assessment services
- Providing clients with expertise for integrated drug development
  - Non-GLP efficacy studies
  - Safety Assessment (SA)
    - General toxicology
    - Specialty toxicology
      - Inhalation, infusion, developmental and reproductive, juvenile/ neonatal, ocular, bone, immunotoxicology, and phototoxicology
  - Comprehensive suite of bioanalytical laboratory services
  - Expert pathology services
- Acquisitions of Citoxlab (2019), MPI Research (2018), and WIL Research (2016) have further enhanced CRL's leading SA position and solidified our scientific capabilities and global scale in order to fully support our clients' needs

Outsourced Safety Assessment Market Sector


Other (1)
27%
CRL
36%
Next Tier
(~20 CROs)
15%
LabCorp/ Covance
22%

~$5B Outsourced Market Sector
Mid- to High-Single-Digit Growth
60%+ Outsourcing Penetration

Sources: Wall Street research, L.EK. Consulting, and CRL management estimates.
(1) Other includes agchem testing, medical device, and smaller toxicology providers.

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EVERY STEP OF THE WAY Discovery and Safety Assessment Business Drivers ➢ Robust demand as biopharma clients outsource discovery and safety assessment capabilities ▪ Biotech leveraging CRO expertise to drive innovation, instead of building in-house capabilities ▪ Large biopharma utilizing CROs like CRL, in place of maintaining internal resources ➢ CRL adding innovative capabilities and enhancing therapeutic area expertise, including through technology partnerships ➢ Significant opportunity to further increase client overlap ▪ Nearly 60% of Discovery clients remained with CRL for safety assessment over last three years ➢ Proximate to global clients with ~30 DSA sites across our North American and European footprint Discovery and Safety Assessment (DSA): 60% of Revenue (1) 54% of Non-GAAP Operating Income (1) (1) Based on CRL’s LTM September 2021 results. See ir.criver.com for reconciliations of GAAP to Non-GAAP results. 10

Microbial Solutions

- Premier global provider of quality control (QC) testing products and services for sterile and non-sterile applications
  - FDA-mandated lot release testing for sterile biopharmaceutical products
  - Product release testing required by the FDA and other regulatory agencies for non-sterile products
- Product/Service lines:
  - Endosafe® endotoxin detection products and services
    - Conventional or rapid (PTS™ platform)
  - Celsis® rapid microbial detection
  - Accugenix® microbial identification products and services
- Addressable market estimated at >$3B
  - Microbial Solutions focuses on higher-value testing markets
  - No competitors have a similar comprehensive rapid testing portfolio

Endotoxin Testing Market by Test Volume (~80M tests)


Lonza
29%
CRL
50%
ACC
20%
WAKO
1%

Source: Strategic Consulting, Inc., Industrial Microbiology Market Review, and CRL management estimates.

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Biologics Testing Solutions

- Premier global CRO providing services that support the manufacture of biologics, including process development and quality control
- Supports developers and manufacturers with their testing, characterization, and cell bank manufacturing needs
  - Providing testing and assay development throughout drug development, clinical and commercial manufacturing, and for final commercial drug product release
- Leveraging our scientific expertise, regulatory compliance, and extensive portfolio to provide fast, reliable results
- Biologics market sector is growing in the mid- to high-teens, fueled by C&GT programs and COVID-19 therapeutics

Biologics Testing Market Sector (excl. CDMO)


Other
~50%
Top 5 (incl. CRL)
~50%

Outsourced Addressable Market Sector (excl. CDMO): $1.8-$2.0B

Source: Citeline, Visiongain CG&T Report 2018, Biopharma International, Biosimilarpipeline.com, managedcaremag.com, Bioprocess Int. Jrnl., BPTC estimates, CRL management estimates.

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EVERY STEP OF THE WAY13 Expansion into C&GT CDMO Sector ➢ Acquired March 2021 ➢ Primary area of expertise is CGMP gene-modified cell therapy manufacturing ➢ Cell therapy operations in the U.S. (Memphis and Baltimore) and gene therapy operations in the U.K. ➢ Purchase Price: ~$875M ➢ Targeted Growth: ≥25% CAGR over next 5 years C&GT CDMO services are an emerging, value-added sector with a high-growth profile that enhance CRL’s existing capabilities to support advanced therapeutics A premier C&GT CDMO specializing in CGMP cell therapy manufacturing A premier gene therapy CDMO specializing in viral vector-based delivery solutions ➢ Acquired June 2021 ➢ Primary area of expertise is CGMP viral vector manufacturing ➢ Gene therapy operations in the U.S. (Rockville, Maryland) ➢ Purchase Price: ~$292.5M plus $57.5M earn out ➢ Targeted Growth: ≥25% CAGR over next 5 years

EVERY STEP OF THE WAY Expansion into C&GT CDMO Sector 1. SCIENTIFIC EXPERTISE ➢ Expanding our portfolio to enhance our ability to meet clients’ needs in emerging scientific areas and take advantage of significant growth opportunity for advanced drug modalities ▪ C&GT are emerging drug modalities and the science will continue to evolve ➢ Cognate and Vigene offer complementary capabilities across the major C&GT CDMO platforms Establishes CRL as a premier scientific partner for C&GT development, testing, and manufacturing 14 2. STRATEGIC FIT & NEW BUSINESS OPPORTUNITIES ➢ Cognate and Vigene establish a U.S.-based, end-to-end, gene-modified cell therapy solution ▪ Expands geographic scope with viral vector and plasmid DNA manufacturing capabilities in the U.S. and U.K. ➢ Highly complementary to existing portfolio, particularly Biologics Testing, HemaCare/Cellero cellular products, and DSA ▪ Ideal for clients to be able to seamlessly conduct analytical testing, process development, and manufacturing scale-up for advanced modalities with the same scientific partner 3. HIGH GROWTH POTENTIAL ➢ Current addressable C&GT CDMO sector of ~$2.5B, expected to grow at ≥25% CAGR over next 5 years ➢ Growth is being driven by the robust biotech funding environment and scientific innovation, fueling rapid rise in C&GT pipeline

EVERY STEP OF THE WAY ➢ Microbial Solutions ▪ Increased demand for our rapid, efficient testing platform for both microbial detection and identification ▪ Continuing to drive growth in both sterile biopharma market and non-sterile markets ➢ Biologics Testing Solutions ▪ Increased number of biologics in development o Rapid growth of cell and gene therapies o COVID-19 vaccine testing expected to continue to complement growth ➢ Cell & Gene Therapy CDMO ▪ High-growth portfolio in which we intend to differentiate ourselves through our high-science and customizable, client-centric approach Manufacturing Solutions: 20% of Revenue (1) 26% of Non-GAAP Operating Income (1) Manufacturing Solutions Business Drivers (1) Based on CRL’s LTM September 2021 results. See ir.criver.com for reconciliations of GAAP to Non-GAAP results. 15

EVERY STEP OF THE WAY CRL’s Comprehensive Discovery & Non-Clinical Development Portfolio in All Drug Modalities ✔ ✔ ✔ 16 CRL’s Broad Capabilities Accelerate Discovery to Clinical Candidate & Beyond Discovery Large Molecule / Antibodies Small Molecule Cell and Gene Therapy Modality Acquisition Non-Clinical Development Spectrum of CRL Capabilities Discovery Non-Clinical Development + Biologics QC Testing Discovery • Comprehensive small molecule platform of early discovery and disease biology capabilities that enables CRL to work with clients from the earliest stages of discovery across major therapeutic areas and develop innovative small molecule candidates • Large molecule discovery capabilities leveraging Distributed Bio’s antibody libraries and integrated antibody optimization technologies to provide fully integrated antibody drug discovery services • Expands CRL’s capabilities in the high-growth CDMO area of cell and gene therapies, enabling CRL to support clients at the earliest stages of their programs with our cellular products and provide a comprehensive C&GT efficacy and safety testing, process development, and analytical testing solutions to support clients through commercial production of these advanced drug modalities Non-Clinical Development + Biologics QC Testing + Clinical/Commercial Production Growing focus on advanced therapeutics with CRL’s revenue mix by drug modality nearly evenly split(1) between biologics and small molecule drugs (1) Biologics includes both large molecule/antibodies and C&GT drugs. This is an estimate of CRL’s 2021E revenue mix between small molecule and biologic drugs, excluding Research Models and Research Models Services revenue because it is impractical to estimate the revenue mix by drug modality for these businesses. Pro forma for Cognate and Vigene.

CRL's Comprehensive C&GT Capabilities

Microbial Solutions

- Advanced rapid screening technologies to detect and identify microbial-sourced contaminants to support the manufacturing scalability of C&GT and ensuring safety

Biologics Testing

- Analytical testing services for the viral gene therapy or viral vector needed to perform the efficacy/ safety testing for C&GT therapies
- Cell bank creation/storage; process evaluation for viral clearance; cell bank and product characterizations, as well as release testing

C&GT CDMO

- CDMO services across C&GT include:
  - cGMP cell therapy manufacturing
  - Plasmid DNA and viral vector production for gene therapies
  - Other inputs in the CDMO value chain



RMS
BT
DIS
SA/
LS
Strategic
Scientific
&
Regulatory
Guidance

Nearly **15%**
of CRL 2022E annual revenue expected from C&GT

Research Models & Services

- Immunodeficient rodent models, large models, surgically altered models, and tumor/syngeneic models
- HemaCare and Cellero cellular products used as inputs in research, process development, and manufacture of cell therapies

Discovery

- **"Combo" pharmacology and safety** studies collaborating across multiple DSA sites
- Range of in vivo proof-of-concept models

Safety Assessment

- Bioanalytical, immunogenicity, and/or biodistribution assessments that CRL can perform across multiple SA sites
- Specialized services for C&GT programs ranging from efficacy evaluations to surgical services and GLP toxicology and tumorgenicity studies
- GLP pathology with potential to pull through from nonclinical to clinical lab work

Establishes CRL as a premier scientific partner for C&GT development, testing, and manufacturing

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EVERY STEP OF THE WAY18 Our Journey to Non-Clinical Leadership $1,133 $1,143 $1,130 $1,167 $1,298 $1,363 $1,681 $1,858 $2,266 $2,621 $2,924 $3,368 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 LTM Sept. 2021 Low- to mid- single-digit organic revenue decline Low-single-digit organic revenue growth CRL Business Transformation ~15% Reported Revenue CAGR 2014-LTM 2021 RecoveryRecession Revenue 15% LTM organic growth (~250 bps related to ’20 COVID impact)

EVERY STEP OF THE WAY Strategic Imperatives 1. Strengthen Portfolio ➢ Innovate scientifically to find, assess, validate and access new capabilities and technologies ➢ Stay abreast of emerging therapies and new modalities to continue to address clients’ evolving scientific needs ▪ Address shift towards novel biologics, including cell & gene therapies, RNA, and antibodies ➢ Invest in areas with greatest potential for growth through M&A, collaboration via strategic partnerships, and internal investment ▪ Licensing and partnership arrangements beneficial in this environment of rapidly evolving technologies 19

Multiple Strategies to Strengthen Portfolio and Enhance Value for Our Clients & Shareholders

Strategic M&A

Remains top priority for disciplined capital deployment

WIL RESEARCH | MPI RESEARCH | citoxlab Safety and Health Research

Further enhanced CRL's leading position and global scale in safety assessment

distributed bio | RETROGENIX | Agilux | brainsonline | KWS BioTest

Established premier, single-source provider for an integrated portfolio of discovery services

COGNATE BIOSERVICES | Vigene Biosciences | HemaCare A Charles River Company | Cellero A Charles River Company

Expands our scientific capabilities in the high-growth cell & gene therapy sector

Invested >$4B in >25 acquisitions over last 10 years (since 2012)

Strategic Partnerships

Add innovative capabilities and cutting-edge technologies with limited upfront risk

- Partnerships and licensing arrangements beneficial in an environment of rapidly evolving technologies
- Highlights of our strategic partnerships include:
  - Resero Analytics – DSA (SEND software)
  - Bit Bio – Discovery (translational biology)
  - Fios Genomics – Discovery (bioinformatics)
  - Deciphex – DSA (digital pathology)
  - PathoQuest – Biologics (NGS sequencing)
  - Cypre – Discovery (3D tumor modelling)
  - JADE Biomedical – Biologics (China expansion)
  - Kibur Medical – Discovery (IMD for oncology studies)
  - Valence Discovery – Discovery (AI)

Entered into 16 partnerships to-date with ~$60M invested(1)

Venture Capital Portfolio Companies

Become a preferred CRO to a large group of emerging biotech companies

- Innovative strategy to effectively deploy capital to generate revenue and create value
- CRL's venture capital (VC) relationships have created a two-pronged income stream:
  1. Incremental opportunities to win work with VC portfolio companies that we may not have been able to attract otherwise
  2. Returns from investments with associated VC firms have been attractive, but are a secondary element of these relationships
- >30% avg. annual return on VC relationships (investments and revenue)(2)

>10% of CRL annual revenue from VC portfolio companies(3)

(1) Amount invested in strategic partnerships excludes purchase price to acquire Distributed Bio.
(2) Return calculation includes VC investment gains and operating cash flow from revenue generated from VC funds in which we have invested (both net of tax). It does not include revenue generated from VC funds in which we have not invested.
(3) VC revenue includes VC firms with which we have invested, those which we have a strategic relationship, and other revenue from VC portfolio companies with which we have no formal relationship.

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EVERY STEP OF THE WAY Strategic M&A Remains Top Priority ➢ Disciplined M&A remains top priority of our long-term growth strategy ▪ Measure all M&A against investment criteria of: o Prefer to be neutral to accretive on a non-GAAP basis in Year 1 o ROIC meets or exceeds cost of capital between Years 3 to 5 ➢ Updated ROIC target for future acquisitions reflects current M&A environment ▪ Focus on higher-growth, emerging sectors to enhance our scientific expertise in advanced drug modalities (i.e. cell & gene therapies and large molecules/antibodies) ▪ Intend achieve ROIC target earlier than Year 5 for M&A opportunities in lower-growth, established sectors ➢ Goal to drive the gross leverage ratio below 3.5x should our debt level increase due to strategic investment opportunities, such as M&A ▪ No change in overall M&A strategy ▪ Reflects our track record of successful integrations and significant free cash flow generation ▪ Invested ~$1.7B on 6 acquisitions over the last two years (2020-2021) 21 M&A strategy has met or exceeded our investment criteria/ hurdle rates in each of the last 6 years

EVERY STEP OF THE WAY ➢ Maximize synergies across entire portfolio to promote best practices and add value to clients’ integrated drug research programs ➢ Remain focused on continuous improvement to drive further process optimization and harmonization ➢ Leverage robust revenue growth through the scalability of operating model and optimizing cost structure to drive greater productivity and economies of scale 2. Drive Efficiency 22 Our Strategic Imperatives

EVERY STEP OF THE WAY ➢ Decentralize decision making to become more agile and strike proper balance between organizational structure, processes, and culture ➢ Strive to be faster and more responsive at every step of the early-stage R&D process ▪ Leverage our scientific expertise, regulatory compliance, and extensive portfolio to provide clients with fast, reliable scientific results on a cost- effective basis ➢ Develop industry’s fastest drug development turnaround times by reducing hand-offs and further simplifying and standardizing processes ▪ Targeting to reduce early-stage timelines by an additional year 3. Enhance Speed 23 Our Strategic Imperatives

EVERY STEP OF THE WAY ➢ Transform industry with a best-in-class technology platform ▪ Build a digital enterprise/operating model ➢ Enable clients with real-time access to scientific data and self-service options ▪ Digitize the end-to-end client experience ▪ Build the right e-commerce solution for our unique needs ➢ Technology is a key to transform faster ▪ Embrace automation/robotics and AI/machine learning to enhance client experience, operational effectiveness, and provide better science 4. Champion Technology 24 Our Strategic Imperatives

EVERY STEP OF THE WAY ➢ Our culture is built on trust, inclusion, accountability, respect, and well-being ➢ Every person has the ability to deliver on business commitments, while having purpose, being energized and continuously learning, and delivering quality outcomes that make a difference ➢ Achieved by engaging, hiring, and retaining talent in order to develop, appreciate, and empower our people ➢ Enable colleagues to connect with their work in a way that supports each other, our clients, and our communities 5. Sustain Culture 25 Our Strategic Imperatives

EVERY STEP OF THE WAY CFO Retirement and Transition Plan ➢ Executive VP & CFO David Smith announced his intention to retire before the end of 2022 ▪ Will remain in his current role until a successor has been named and a seamless transition is completed ➢ CRL is commencing a global search to identify its next Chief Financial Officer ➢ Congratulate David on a remarkable career and thank him for his many contributions to CRL ▪ Joined CRL in 2014 through the acquisition of Argenta and BioFocus, and subsequently led our Discovery Services business ▪ Promoted in 2015 to his current role as Executive VP & CFO 26

Issuing 2022 Guidance

Revenue Growth, Reported	Organic Revenue Growth	Non-GAAP Operating Margin	Non-GAAP EPS[(1)]	Free Cash Flow[(1)]	Capital Expenditures
13%-15%	12.5%-14.5%	Modest improvement from 2021	$11.50-$11.75	~$450M	~$360M

- Expect 2022 organic revenue growth will be driven by:
  - Continuation of the sustained, robust client demand environment that we experienced in 2021
  - Price increases will help offset higher inflationary cost pressures, including compensation
  - Contributions from Safety Assessment and C&GT CDMO businesses will raise 2022 growth profile
- Expect modest operating margin improvement despite higher compensation costs (wages and hiring) and 53rd week impact (~20 bps)
- Strong operating cash flow growth will be offset by higher capex to support client demand
  - Capex increase primarily driven by legacy businesses, particularly Safety Assessment
- Assumes no impact in 2022 from potential U.S. tax reform initiatives

See ir.criver.com for reconciliations of GAAP to non-GAAP results.

(1) 2022 GAAP EPS guidance of $9.20-$9.45 and 2022 operating cash flow guidance of ~$810M.

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2022 Segment Revenue Outlook

	2022 Reported Revenue Growth	2022 Organic Revenue Growth
RMS	Low- to mid-single digits (reflects RMS Japan divestiture)	High-single digits
DSA	Mid to high teens	Mid teens
Manufacturing	~20%	Mid teens
Consolidated CRL	13%-15%	12.5%-14.5%

- RMS: Consistent with 2024 target; Similar organic growth rate expected as 2021 when normalizing for COVID impact
- DSA: Above 2024 target; Accelerating growth during 2022 as current pricing works through the backlog
- Manufacturing: Below 2024 target; Segment organic growth rate will benefit from high-growth C&GT CDMO business as it makes progress towards 2024 target of approaching 20%

Unprecedented client demand and continued investments expected to drive profitable revenue growth in 2022 and beyond

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Strategic Plan Targets: 2024 Goals

	FY 2024 Targets[1]	
	Organic Revenue Growth	Non-GAAP Operating Margin
RMS	Mid- to high-single digits	High-20% range
DSA	~10%	At least mid-20% range
Manufacturing	Approaching 20%	Mid-30% range
Consolidated	Low-double digits	~22.5%

(1) 2024 Financial Targets were initially provided on May 27, 2021 at CRL Investor Day.

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EVERY STEP OF THE WAY Regulation G Financial Reconciliations © 2022 Charles River Laboratories International, Inc.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
RECONCILIATION OF LAST TWELVE MONTHS (LTM) REVENUE & NON-GAAP OPERATING INCOME (1)
(dollars in thousands)

Revenue	RMS	DSA	Manufacturing	Total CRL
Fiscal Year Ended December 26, 2020	$571,152	$1,837,428	$515,353	$2,923,933
Nine Months Ended September 25, 2021	524,862	1,573,095	537,153	2,635,110
Less: Nine Months Ended September 26, 2020	(414,455)	(1,342,424)	(376,064)	(2,132,943)
Last Twelve Months (LTM) Ended September 25, 2021	$681,559	$2,068,099	$676,442	$3,426,100
Segment % of Total	20%	60%	20%	100%

Non-GAAP Operating Income (2)	RMS	DSA	Manufacturing	Unallocated Corp.	Total CRL
Fiscal Year Ended December 26, 2020	$125,482	$430,651	$192,564	($163,684)	$585,013
Nine Months Ended September 25, 2021	143,879	375,590	180,933	(147,439)	552,963
Less: Nine Months Ended September 26, 2020	(86,132)	(315,902)	(140,635)	122,332	(420,337)
Last Twelve Months (LTM) Ended September 25, 2021	$183,229	$490,339	$232,862	($188,791)	$717,639
LTM 2021 Operating Margin %	26.9%	23.7%	34.4%		20.9%
Total LTM 2021 Non-GAAP OI excluding Unallocated Corp.					$906,430
Segment % of Total excluding Unallocated Corp.	20%	54%	26%		100%

(1) Charles River management believes that supplementary non-GAAP financial measures provide useful information to allow investors to gain a meaningful understanding of our core operating results and future prospects, without the effect of often one-time charges, consistent with the manner in which management measures and forecasts the Company's performance. The supplementary non-GAAP financial measures included are not meant to be considered superior to, or a substitute for results of operations prepared in accordance with GAAP. The Company intends to continue to assess the potential value of reporting non-GAAP results consistent with applicable rules and regulations.

(2) See Financial Reconciliations section of the Company's Investor Relations web site at ir.criver.com for a reconciliation of GAAP to Non-GAAP Operating Income for each period.

31 EVERY STEP OF THE WAY

charles river

EVERY STEP OF THE WAY Footnotes to Guidance Table: 1. The contribution from acquisitions/divestitures (net) reflects only those transactions that were completed in 2021. The partial-year revenue impact from acquisitions, principally Cognate BioServices, Retrogenix, and Vigene Biosciences, is expected to be offset by the impact from the divestitures of RMS Japan and CDMO Sweden. 2. Organic revenue growth is defined as reported revenue growth adjusted for acquisitions, divestitures, the 53rd week in 2022, and foreign currency translation. 3. These adjustments are related to the evaluation and integration of acquisitions and divestitures, and primarily include transaction, advisory, and certain third-party integration costs, as well as certain costs associated with acquisition-related efficiency initiatives. 4. These items primarily relate to charges of approximately $0.10 associated with U.S. and international tax legislation that necessitated changes to the Company’s international financing structure. 2022 GUIDANCE Revenue growth, reported 13.0% – 15.0% Contribution from acquisitions/divestitures, net (1) -- Impact of 53rd week in 2022 ~(1.5%) Unfavorable/(favorable) impact of foreign exchange ~1.0% Revenue growth, organic (2) 12.5% – 14.5% GAAP EPS estimate $9.20 – $9.45 Acquisition-related amortization $1.90 – $2.10 Acquisition and integration-related adjustments (3) ~$0.10 Other items (4) ~$0.10 Non-GAAP EPS estimate $11.50 – $11.75 Cash flow from operating activities ~$810 million Capital expenditures ~$360 million Free cash flow ~$450 million CHARLES RIVER LABORATORIES INTERNATIONAL, INC. RECONCILIATION OF GAAP TO NON-GAAP REVENUE AND EARNINGS PER SHARE (EPS) Guidance for the Twelve Months Ended December 31, 2022E 32

EVERY STEP OF THE WAY © 2022 Charles River Laboratories International, Inc.